STEIN ROE MUTUAL FUNDS
ANNUAL REPORT
JUNE 30, 1998

PHOTO: BONDS

STEIN ROE FIXED INCOME FUNDS

TAXABLE BOND FUND
INSTITUTIONAL CLIENT HIGH YIELD FUND

LOGO:STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS. (SM)

Contents
--------------------------------------------------------------------------------

Fund Performance.................................................        1

Q&A
Institutional Client High Yield Fund ............................        2

   Interview with the portfolio manager and a summary of investment activity

Portfolio of Investments.........................................        4

   A complete list of investments with market values

Financial Statements.............................................        8

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements....................................       14

Financial Highlights.............................................       16

   Selected per-share data

Report of Independent Auditors...................................       18

Must be preceded or accompanied by a prospectus.

Fund Performance
--------------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gain distributions (the profits the fund earns when it sells fixed income securities that have grown in value).

                                            AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

                                                 Past 1              Since
                                                  Year            Inception 1
--------------------------------------------------------------------------------
INSTITUTIONAL CLIENT HIGH YIELD FUND              14.88%            15.01%
Merrill Lynch High Yield Master II Index          11.40             11.34

1 Inception dates: Institutional Client High Yield Fund - Feb. 14, 1997; because index returns are calculated on a monthly basis, the index returns marked "Since Inception" are calculated from the month-end results that fall closest to the Fund's inception date.

Growth of a $10,000 investment since inception

Line chart
Institutional Client High Yield Fund
                           Institutional Client           Merrill Lynch High
                           High Yield Fund                Yield Master II Index
2/14/97                            10000                          10000
3/31/97                             9900                           9889
6/30/97                            10548                          10358
9/30/97                            11102                          10764
12/31/97                           11352                          11042
3/31/98                            12075                          11349
6/30/98                            12117                          11539


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. This graph compares the performance of the Stein Roe Institutional Client High Yield Fund to the Merrill Lynch High Yield Master II Index, an unmanaged group of stocks not associated with any Stein Roe fund.

Q&A
--------------------------------------------------------------------------------

AN INTERVIEW WITH STEVEN LOCKMAN, PORTFOLIO MANAGER OF STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND AND SR&F HIGH YIELD PORTFOLIO

FUND DATA

   INVESTMENT OBJECTIVE:

   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium- and lower-quality debt securities.

   FUND INCEPTION: Feb. 14, 1997

   TOTAL NET ASSETS: $35.2 million

--------------------------------------------------------------------------------
INSTITUTIONAL CLIENT HIGH YIELD FUND Q&A

Q: HOW DID THE FUND PERFORM?

A: With a 14.88 percent total return for the fiscal year ended June 30, 1998, Institutional Client High Yield Fund significantly outperformed the Lipper high yield bond fund peer group return of 11.14 percent and the 11.40 percent return of the Merrill Lynch High Yield Master II Index for the same time period.

Q: WHAT SIGNIFICANT EVENTS OCCURRED IN THE HIGH YIELD MARKET THROUGHOUT THE FISCAL YEAR, AND HOW DID THESE OCCURRENCES AFFECT THE FUND?

A: Low interest rates, lofty stock prices and declining yields on both Treasury and corporate bonds all combined to drive investors further down on the quality curve to capture higher yield. Demand came from many different investment groups, such as insurance companies and other mutual funds, including equity mutual funds. As some investors move out of equities and into bonds, we believe the high yield category is a natural choice as these fixed income investments have equity-like qualities.
   Demand was met by dynamic growth as the market experienced record new issuance over the previous year. This market is well over $500 billion and growing.* New issues and players created a liquid market for high yield bonds. The Fund's performance benefited greatly because we had previously increased our allocation to bonds that had the best yield-narrowing potential. Additionally, the Fund's assets nearly doubled, allowing us to take advantage of new issues that could provide strong short- and long-term total return potential.

Q: WHAT SECTORS STOOD OUT?

A: Two sectors increased their importance in the high yield market throughout the year: foreign issuance and telecommunications. An increasing amount of foreign issuance saturated the high yield market providing some investors with the unusual opportunity to buy high-quality companies in countries around the world. The Fund did purchase some of these issues.
   The second and more profound sector change was in the telecommunications/media sector. For more than three years, this sector has been the largest issuer in the high yield market, and it currently represents over 30 percent+ of the market. Telecommunications and media companies continue to bring new products to the market, shaping the way businesses operate and compete on a global scale. We believe these companies will benefit from global demand and our large position in this sector has aided performance. It's important to note, however, that many companies in this sector are start-ups, with little cash flow and low credit ratings or none at all, which forces us to be extremely selective in our purchases. We pay close attention not only to the size of the issues we buy, but also to the number of brokers who back the issue and can provide support in down markets. Although this may seem like a volatile area to invest, we believe the rewards will be there. Some of these companies remind us of the early days of the high yield market when investors were funding start-up companies such as MCI. Now we're investing in NextLink (1.6 percent of total net assets) and other Internet and long distance companies.
We believe they will shape the way companies operate in the future, as MCI did a decade or so ago.

Q: WHERE DO YOU PLAN TO FOCUS YOUR INVESTMENTS GOING FORWARD?

A: We've increased our trading in the secondary market, where bonds are bought and sold subsequent to original issuance. We find that when it is hard to find suitable investments in the primary market, the secondary market is a good place to look for undiscovered opportunities. We're looking for companies that are improving their cash flows and revenues. We still favor consolidating sectors, including telecommunications, defense and outsourcing of auto parts, and we have a strong position in each of those industries. We believe the lowest quality issues will be the best performers so we've concentrated our investments there. We have also increased our zero coupon holdings. The recent Treasury outperformance positions the zero coupon portion of the high yield market to potentially be one of the best performing segments. If the stock market declines, we plan to decrease our zero coupon holdings, perhaps by trading into coupon holdings of the same issuer.

Q: WHAT'S YOUR OUTLOOK?

A: If the stock market continues to hit new highs, the high yield market should benefit. We believe the strong economy should carry us through at least another quarter before we see any material affects from the Asian crisis. However, we are concerned that continuing fallout from Asia will have some longer-term impact on the markets in coming quarters. When and if this happens, we believe it will translate into lower valuations for most high yield bonds and we will invest with caution.


* Source: Chase Bank.
+ Source: Merrill Lynch
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of June 30, 1998; portfolio data subject to change. Holdings are disclosed as a percentage of SR&F High Yield Portfolio's total net assets. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds that differs from the composition of any Stein Roe fund; it is not available for direct investment. The Adviser currently limits expenses to 1.00 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent this limit, the Fund's total return would have been less. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's high yield bond fund peer group for the one-year and since inception periods ended June 30, 1998 were 11.14 percent and 10.69 percent, respectively.
Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.
Foreign investments involve market, political and currency risks not associated with other investments.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1998
(Dollar amounts in thousands)


                                                                                                        Principal          Market
LONG-TERM OBLIGATIONS (94.2%)                                                                              Amount           Value
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & MILITARY TECHNOLOGY (4.6%)
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07..............................................         $ 1,000       $   1,045
Dyncorp 9.500% 3/1/07............................................................................             500             510
L-3 Communications Series B 10.375% 5/1/07.......................................................             500             552
United Defense Industries 8.875% 11/15/07........................................................           1,500           1,521
                                                                                                                       ----------
                                                                                                                            3,628
AUTOMOTIVE (1.3%)
Hayes Wheels International Series B 9.125% 7/15/07...............................................             500             522
Penda Series B 10.750% 3/1/04....................................................................             500             508
                                                                                                                       ----------
                                                                                                                            1,030
BUILDING & CONSTRUCTION (4.6%)
Beazer Homes USA 8.875% 4/1/08 (a)...............................................................           1,000             965
International Comfort Products 8.625% 5/15/08 (a)................................................           1,250           1,239
PYCSA Panama 10.280% 12/15/12 (a)................................................................           1,500           1,439
                                                                                                                       ----------
                                                                                                                            3,643
BUSINESS SERVICES (2.3%)
Outdoor Systems 8.875% 6/15/07...................................................................             750             780
Rental Service 9.000% 5/15/08 (a)................................................................           1,000             995
                                                                                                                       ----------
                                                                                                                            1,775
CABLE & MEDIA (3.7%)
Frontiervision Zero Coupon (Yield to Maturity 4.660%) 9/15/07....................................             750             593
Garden State Newspapers 8.750% 10/1/09 (a).......................................................           1,000           1,015
Perry-Judd 10.625% 12/15/07 (a)..................................................................           1,000           1,040
Young Broadcasting 10.125% 2/15/05...............................................................             250             270
                                                                                                                       ----------
                                                                                                                            2,918
CHEMICALS (0.6%)
Huntsman 9.500% 7/1/07 (a).......................................................................             500             500

CONTAINERS (2.2%)
BWAY Series B 10.250% 4/15/07....................................................................             350             376
Consumers International 10.250% 4/1/05 (a).......................................................             500             540
Silgan 9.000% 6/1/09.............................................................................             750             782
                                                                                                                       ----------
                                                                                                                            1,698
COSMETICS & PERSONAL CARE PRODUCTS (2.5%)
Chattem 8.875% 4/1/08 (a)........................................................................           1,000             985
Revlon Consumer Products 8.625% 2/1/08...........................................................           1,000           1,000
                                                                                                                       ----------
                                                                                                                            1,985
ENERGY SERVICES (1.5%)
Forcenergy Series B 8.500% 2/15/07...............................................................             500             475
Transamerican Energy Series B 11.500% 6/15/02....................................................             750             701
                                                                                                                       ----------
                                                                                                                            1,176
FINANCIAL (0.7%)
Penncorp Financial Group 9.250% 12/15/03.........................................................             500             511

FOOD & BEVERAGES (3.2%)
NBTY Series B 8.625% 9/15/07.....................................................................           1,000           1,015
Pepsi-Gemex Series B 9.750% 3/30/04..............................................................           1,000             993
Windy Hill Pet Food 9.750% 5/15/07...............................................................             500             523
                                                                                                                       ----------
                                                                                                                            2,531


See accompanying Notes to Financial Statements.
SR&F High Yield Portfolio CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Principal          Market
                                                                                                           Amount           Value
------------------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES & EQUIPMENT (4.2%)
Dynacare (Yankee Issue) 10.750% 1/15/06..........................................................         $   500        $    529
Insight Health Services 9.625% 6/15/08 (a).......................................................           1,250           1,239
Leiner Health 9.625% 7/1/07......................................................................             500             531
Mediq Zero Coupon (Yield to Maturity 5.810%) 6/1/09 (a)..........................................           1,850           1,008
                                                                                                                       ----------
                                                                                                                            3,307
HOSPITALS & NURSING HOME CARE (2.8%)
Integrated Health Services Series A 9.500% 9/15/07...............................................             400             419
Tenet Healthcare 8.625% 1/15/07..................................................................             750             774
Universal Hospital Services 10.250% 3/1/08 (a)...................................................           1,000           1,000
                                                                                                                       ----------
                                                                                                                            2,193
HOTELS & ENTERTAINMENT (8.7%)
Empress Entertainment 8.125% 7/1/06 (a)..........................................................           1,500           1,500
Hard Rock Hotels 9.250% 4/1/05 (a)...............................................................           1,500           1,541
Premier Parks
   9.250% 4/1/06.................................................................................             250             258
   9.750% 1/15/07................................................................................             250             271
   Zero Coupon (Yield to Maturity 4.939%) 4/1/08.................................................           1,750           1,164
Prime Hospitality Series B 9.750% 4/1/07.........................................................           1,000           1,064
Speedway Motorsports 8.500% 8/15/07..............................................................           1,000           1,035
                                                                                                                       ----------
                                                                                                                            6,833
INTERNET SERVICES (6.8%)
American Business Information 9.500% 6/15/08 (a).................................................           1,250           1,256
Concentric Network 12.750% 12/15/07 (a)..........................................................           1,000           1,200
ICG Services Zero Coupon (Yield to Maturity 4.884%) 5/1/08 (a)...................................           2,250           1,311
Psinet 10.000% 2/15/05...........................................................................           1,500           1,534
                                                                                                                       ----------
                                                                                                                            5,301
LEISURE PRODUCTS (1.0%)
Boyds Collection 9.000% 5/15/08 (a)..............................................................             750             748

METALS - STEEL (1.2%)
Geneva Steel 9.500% 1/15/04......................................................................           1,000             930

PAPER (0.8%)
APP International Finance (Yankee Issue) 10.250% 10/1/00.........................................             150             132
Indah Kiat Finance 10.000% 7/1/07 (a)............................................................             500             355
Specialty Paperboard 9.375% 10/15/06.............................................................             150             157
                                                                                                                       ----------
                                                                                                                              644
RESTAURANTS (0.3%)
AFC Enterprises 10.250% 5/15/07..................................................................             250             265

RETAIL (8.3%)
Amazon.com Zero Coupon (Yield to Maturity 4.929%) 5/1/08 (a).....................................           2,000           1,215
Cole National Group 9.875% 12/31/06..............................................................             200             216
Finlay Fine Jewelry 8.375% 5/1/08................................................................           1,000           1,005
Holmes Products Series B 9.875% 11/15/07.........................................................           1,000           1,035
Marsh Supermarkets Series B 8.875% 8/1/07........................................................           1,000           1,020
MTS 9.375% 5/1/05 (a)............................................................................           1,500           1,477
Specialty Retailers Series B 8.500% 7/15/05......................................................             500             514
                                                                                                                       ----------
                                                                                                                            6,482


See accompanying Notes to Financial Statements.
SR&F High Yield Portfolio CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Principal          Market
                                                                                                           Amount           Value
------------------------------------------------------------------------------------------------------------------------------------
RUBBER, PLASTIC & RELATED MATERIALS (2.7%)
Burke Industries 10.000% 8/15/07.................................................................         $   250        $    254
Key Plastics Series B 10.250% 3/15/07............................................................             500             519
Plastic Containers Series B 10.000% 12/15/06.....................................................             350             376
Tekni-Plex 9.250% 3/1/08 (a).....................................................................           1,000           1,000
                                                                                                                       ----------
                                                                                                                            2,149
SANITARY SERVICES (0.8%)
Allied Waste Industries Zero Coupon (Yield to Maturity 5.597%) 6/1/07............................             900             659

TELECOMMUNICATIONS (16.0%)
American Mobile 12.250% 4/1/08 (a)...............................................................           1,250           1,175
Focal Communications Zero Coupon
   (Yield to Maturity 5.967%) 2/15/08 (a)........................................................           2,500           1,506
GlobalStar Telecommunications 10.750% 11/1/04....................................................           1,000             955
Level 3 Communications 9.125% 5/1/08 (a).........................................................           1,000             975
Metronet Communications
   12.000% 8/15/07...............................................................................           1,000           1,125
   Zero Coupon (Yield to Maturity 5.307%) 11/1/07................................................           1,000             660
MGC Communications Series B 13.000% 10/1/04......................................................           1,000             960
Nextlink Communications 9.625% 10/1/07...........................................................           1,250           1,275
Optel 11.500% 7/1/08 (a).........................................................................           1,200           1,203
RCN 10.000% 10/15/07.............................................................................           1,000           1,028
Viatel
   11.250% 4/15/08 (a)...........................................................................           1,000           1,050
   Zero Coupon (Yield to Maturity 5.282%) 4/15/08 (a)............................................           1,000             610
                                                                                                                       ----------
                                                                                                                           12,522
TELEPHONE (6.5%)
Allegiance Telecom Zero Coupon
   (Yield to Maturity 5.870%) 2/15/08 (a)........................................................           1,500             739
BTI Telecom 10.500% 9/15/07......................................................................           1,000             980
Comtel Brasileria (Yankee Issue) 10.750% 9/26/04 (a).............................................             250             230
Esprit Telecom Group 11.500% 12/15/07............................................................           1,000           1,029
IDT 8.750% 2/15/06 (a)...........................................................................           1,000             960
Knology Holdings Zero Coupon
   (Yield to Maturity 5.840%) 10/15/07...........................................................           2,000           1,160
                                                                                                                       ----------
                                                                                                                            5,098
TEXTILE & APPAREL (1.7%)
Pillowtex Series B 9.000% 12/15/07...............................................................             750             771
Polysindo International Finance 9.375% 7/30/07 (b)...............................................           1,000             330
William Carter Series A 10.375% 12/1/06..........................................................             200             213
                                                                                                                       ----------
                                                                                                                            1,314
TRANSPORTATION & TRANSPORTATION EQUIPMENT (4.5%)
Coach USA Series B 9.375% 7/1/07.................................................................             500             525
Greyhound Lines Series B 11.500% 4/15/07.........................................................             500             554
Holt Group 9.750% 1/15/06 (a)....................................................................           1,000             980
MTL 10.000% 6/15/06 (a)..........................................................................           1,000             990
Titan International 8.750% 4/1/07................................................................             500             516
                                                                                                                       ----------
                                                                                                                            3,565
UTILITIES (0.7%)
Calenergy Company 9.500% 9/15/06.................................................................             500             539
                                                                                                                       ----------
TOTAL LONG-TERM OBLIGATIONS
(Cost $73,734)...................................................................................                          73,944


See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER      MARKET
PREFERRED STOCK (O.7%)                                                                                        OF UNITS     VALUE
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE (0.7%)
21st Century Telecom Group 13.75%
   (Cost $500) ..................................................................................             500         $   545
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number
WARRANTS (0.2%)                                                                                       of Warrants
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Metronet Communications Warrants (a).............................................................           1,000              48
MGC Communications Warrants (a)..................................................................           1,000              60
                                                                                                                       ----------
                                                                                                                              108
TELEPHONE (0.1%)
Knology Holdings Warrants (a)....................................................................           2,000              10
                                                                                                                       ----------
TOTAL WARRANTS
(Cost $- ).......................................................................................                             118
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Principal
SHORT-TERM OBLIGATION (2.6%)                                                                               Amount
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Associates Corp. of North America 6.338% 7/1/98
   (Amortized cost $2,085).......................................................................         $ 2,085           2,085
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%)
(Cost $76,319) (c)...............................................................................................          76,692
OTHER ASSETS, LESS LIABILITIES (2.3%)............................................................................           1,795
                                                                                                                       ----------
TOTAL NET ASSETS (100%)..........................................................................................         $78,487
                                                                                                                       ==========

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1998, the aggregate value of the Portfolio's private placement securities was $34,649 (aggregate cost $34,738), which represented 44.1 percent of net assets.
(b)Issuer is in default of certain debt convenants. Income is not being accrued.
(c)At June 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $373, consisting of gross unrealized appreciation of $1,995 and gross unrealized depreciation of $1,622.

See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1998
(All amounts in thousands, except per-share amounts)

ASSETS
Investment in SR&F High Yield Portfolio, at value............      $35,240
Cash.........................................................           25
Other assets.................................................            6
                                                                   -------
   Total assets..............................................       35,271
                                                                   -------
LIABILITIES
Dividends payable............................................           64
Payable to investment adviser and transfer agent.............           32
Accrued expenses payable.....................................           18
                                                                   -------
   Total liabilities.........................................          114
                                                                   -------
   Net assets................................................      $35,157
                                                                   =======
ANALYSIS OF NET ASSETS
Paid-in capital..............................................      $33,521
Net unrealized appreciation on investments...................          235
Accumulated net realized gains on investments ...............        1,401
                                                                   -------
   Net assets................................................      $35,157
                                                                   =======
Shares outstanding (unlimited number authorized).............        3,300
                                                                   =======
Net asset value per share....................................      $ 10.65
                                                                   =======


See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1998
(All amounts in thousands)


INVESTMENT INCOME
Interest income allocated from SR&F High Yield Portfolio....................           $2,708
                                                                                    ---------
EXPENSES
Expenses allocated from SR&F High Yield Portfolio...........................              199
Administrative fees.........................................................               46
Trustees' fees..............................................................               41
SEC and state registration fees.............................................               28
Accounting fees.............................................................               25
Amortization of organization expenses.......................................               23
Transfer agent fees.........................................................               15
Audit and legal fees........................................................               12
Printing and postage........................................................                3
Other expenses..............................................................                3
                                                                                    ---------
   Total expenses...........................................................              395
Reimbursement of expenses by investment adviser.............................            (241)
                                                                                    ---------
   Net expenses.............................................................              154
                                                                                    ---------
   Net investment income....................................................            2,554
                                                                                    ---------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments allocated from SR&F High Yield Portfolio..            1,702
Net change in unrealized appreciation or depreciation on investments........             (45)
                                                                                    ---------
   Net gains on investments.................................................            1,657
                                                                                    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................           $4,211
                                                                                    =========

See accompanying Notes to Financial Statements.

Stein Roe Institutional Client High Yield Fund
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended June 30, 1998, and the Period Ended June 30, 1997 (All amounts in thousands)


                                                                                                           1998            1997(a)
                                                                                                      ----------       ----------
OPERATIONS
Net investment income............................................................................        $ 2,554           $  377
Net realized gains on investments................................................................          1,702              116
Net change in unrealized appreciation or depreciation on investments.............................           (45)              280
                                                                                                      ----------       ----------
   Net increase in net assets resulting from operations..........................................         4,211               773
                                                                                                      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.........................................................        (2,554)            (377)
Distributions from net capital gains.............................................................          (417)               --
                                                                                                      ----------       ----------
   Total distributions to shareholders...........................................................        (2,971)            (377)
                                                                                                      ----------       ----------
SHARE TRANSACTIONS
Subscriptions to fund shares.....................................................................          5,275           24,962
Value of distributions reinvested................................................................          2,968              316
                                                                                                      ----------       ----------
   Net increase from share transactions..........................................................          8,243           25,278
                                                                                                      ----------       ----------
   Net increase in net assets....................................................................          9,483           25,674

TOTAL NET ASSETS
Beginning of period..............................................................................         25,674               --
                                                                                                      ----------       ----------
End of period....................................................................................        $35,157          $25,674
                                                                                                      ==========       ==========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares ....................................................................            503            2,484
Issued in reinvestment of distributions..........................................................            282               31
                                                                                                      ----------       ----------
   Net increase in fund shares...................................................................            785            2,515
Shares outstanding at beginning of period........................................................          2,515               --
                                                                                                      ----------       ----------
Shares outstanding at end of period..............................................................          3,300            2,515
                                                                                                      ==========       ==========


(a) From commencement of operations on February 14, 1997.


See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
June 30, 1998
(All amounts in thousands)

ASSETS
Investments, at market value (cost $76,319)....................       $76,692
Receivable for investments sold................................         5,691
Accrued interest receivable....................................         1,405
Cash...........................................................         1,098
                                                                   ----------
   Total Assets................................................        84,886
                                                                   ----------
LIABILITIES
Payable to investment adviser and transfer agent...............         6,350
Payable to investment adviser..................................            37
Other liabilities..............................................            12
                                                                   ----------
   Total Liabilities...........................................         6,399
                                                                   ----------
   Net assets applicable to investors' beneficial interests....       $78,487
                                                                   ==========


See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------

Statement of Operations
For the year ended june 30, 1998
(All amounts in thousands)

INVESTMENT INCOME
Interest income.......................................................  $5,401


EXPENSES
Management fees.......................................................     307
Accounting fees.......................................................      25
Audit and legal fees..................................................      18
Trustees' fees........................................................      15
Other.................................................................      36
                                                                        ------
   Total expenses.....................................................     401
                                                                        ------
Net investment income.................................................   5,000
                                                                        ------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments.....................................   3,084
Net change in unrealized appreciation or depreciation on investments..   (176)
                                                                        ------
   Net gains on investments...........................................   2,908
                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $7,908
                                                                        =======


See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

For the Year Ended June 30, 1998, and the Period Ended June 30, 1997 (All amounts in thousands)


                                                                                                            1998          1997(A)
                                                                                                     -----------      -----------
OPERATIONS
Net investment income............................................................................        $ 5,000           $  874
Net realized gains on investments................................................................          3,084              336
Net change in unrealized appreciation or depreciation of investments.............................          (176)              549
                                                                                                     -----------      -----------
   Net increase in net assets resulting from operations..........................................          7,908            1,759
                                                                                                     -----------      -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions....................................................................................         40,432           38,807
Withdrawals......................................................................................        (9,126)          (1,293)
                                                                                                     -----------      -----------
   Net increase from transactions in investors' beneficial interest..............................         31,306           37,514
                                                                                                     -----------      -----------
   Net increase in net assets....................................................................         39,214           39,273

TOTAL NET ASSETS
Beginning of period..............................................................................         39,273               --
                                                                                                     -----------      -----------
End of period....................................................................................        $78,487          $39,273
                                                                                                     ===========      ===========

(a) From commencement of operations on November 1, 1996.


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)


NOTE 1. ORGANIZATION

         Stein Roe Institutional Client High Yield Fund (the "Fund") is a series of Stein Roe Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F High Yield Portfolio (the "Portfolio"), which seeks a high level of current income and capital growth by investing primarily in high yield, high-risk, medium- and lower-quality debt securities.

         The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on November 1, 1996. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At June 30, 1998, Stein Roe High Yield Fund, Stein Roe Institutional Client High Yield Fund and Stein Roe Institutional High Yield Fund owned 53.0 percent, 44.9 percent and 2.1 percent, respectively, of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

         Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. There were no when-issued or delayed delivery purchase commitments as of June 30, 1998.

SECURITY VALUATIONS

         All securities are valued as of June 30, 1998. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

FUTURES CONTRACTS

         The Portfolio may enter into U.S. Treasury security futures contracts to either hedge against expected declines in the value of its securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.

         Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. The Portfolio did not enter into any futures contracts during the year ended June 30, 1998. FEDERAL INCOME TAXES No provision is made for federal income taxes, since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.

Notes to Financial Statements CONTINUED
--------------------------------------------------------------------------------

DISTRIBUTIONS TO FUND SHAREHOLDERS

         Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

         The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

         The management fee for the Portfolio is computed at an annual rate of .50 of 1 percent of the first $500 million of average daily net assets, and .475 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .15 of 1 percent of the first $500 million of average daily net assets, and .125 of 1 percent thereafter.

         The Adviser also provides fund accounting services.

         The Adviser has agreed to reimburse the Fund to the extent that expenses exceed .50 of 1 percent of average annual net assets. This commitment expires January 31, 2000, subject to earlier termination by the Adviser on 30 days notice to the Fund.

         Transfer agent fees are paid to SteinRoe Services, Inc., (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund.

         Certain officers and trustees of the Trust are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trust.


NOTE 4. SHORT-TERM DEBT

         To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the year ended June 30, 1998.

NOTE 5. INVESTMENT TRANSACTIONS

         The Portfolio's aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the year ended June 30, 1998, were $282,664 and $249,280, respectively.

Financial Highlights
--------------------------------------------------------------------------------

Stein Roe Institutional Client High Yield Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                YEAR      PERIOD
                                                               ENDED       ENDED
                                                            JUNE 30,    JUNE 30,
                                                                1998    1997 (C)
                                                            --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD......................   $ 10.21    $  10.00
                                                            --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..................................      0.88        0.33
   Net realized and unrealized gains on investments.......      0.58        0.21
                                                            --------    --------
     Total from investment operations.....................      1.46        0.54
                                                            --------    --------
DISTRIBUTIONS
   Net investment income..................................    (0.88)      (0.33)
   Net realized gains.....................................    (0.14)          --
                                                            --------    --------
     Total distributions..................................    (1.02)      (0.33)
                                                            --------    --------
NET ASSET VALUE, END OF PERIOD............................   $ 10.65      $10.21
                                                            ========    ========
Ratio of net expenses to average net assets (a)...........      0.50%   0.50%(d)
Ratio of net investment income to average net assets (b)..      8.31%   8.76%(d)
Total return (b)..........................................     14.88%      5.48%
Net assets, end of period (000's).........................    $35,157    $25,674


(a) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.28 percent for the year ended June 30, 1998, and 2.59 percent for the period ended June 30, 1997.
(b) Computed giving effect to the Adviser's expense limitation undertaking. (c) From commencement of operations on February 14, 1997. (d) Annualized

Financial Highlights CONTINUED
--------------------------------------------------------------------------------

SR&F High Yield Portfolio
                                                            YEAR      PERIOD
                                                           ENDED       ENDED
                                                        JUNE 30,    JUNE 30,
                                                            1998    1997 (A)
                                                      -----------  -----------
SELECTED RATIOS
Ratio of net expenses to average net assets ..........     0.65%    0.89%(b)
Ratio of net investment income to average net assets..     8.13%    8.24%(b)
Portfolio turnover rate...............................      426%        168%

(a) From commencement of operations on November 1, 1996.
(b) Annualized

Report of Independent Auditors
--------------------------------------------------------------------------------
To the Board of Trustees of the Stein Roe Trust and the SR&F Base Trust

We have audited the accompanying statement of assets and liabilities of Stein Roe Institutional Client High Yield Fund as of June 30, 1998 and the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for the year ended June 30, 1998 and the period February 14, 1997 to June 30, 1997. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F High Yield Portfolio as of June 30, 1998 and the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for the year ended June 30, 1998 and the period November 1, 1996 to June 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Stein Roe Institutional Client High Yield Fund and SR&F High Yield Portfolio at June 30, 1998, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


  /s/ Ernst & Young, LLP

Chicago, Illinois
August 14, 1998

Stein Roe Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Kevin M. Carome, Vice President,
  Assistant Secretary
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-4685
                                 1-800-322-1130
                             http://www.steinroe.com

                         Liberty Funds Distributor, Inc.